UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

Commission file number 1-5571

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Establishment of 2008 Annual Incentive Bonus Measures. On February 20, 2008, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors of RadioShack Corporation (“RadioShack”) approved annual incentive bonus measures for 2008 for RadioShack’s executive officers pursuant to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack’s 2004 annual meeting (the “Compensation Plan”), and the RadioShack Corporation Bonus Plan for Executive Officers, which was implemented pursuant to the stockholder-approved Compensation Plan (the “Bonus Plan”).  A summary describing the elements of the annual incentive performance measures for the executive officers for 2008 is set forth in Exhibit 10.1 and is incorporated by reference.

Establishment of 2008 LTIP Measures. In addition, on February 20, 2008, the Compensation Committee approved, subject to meeting the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, two-year and three-year long-term incentive performance goals for RadioShack’s executive officers for the 2008 through 2009 and 2008 through 2010 performance cycles under RadioShack’s cash long-term incentive plan.  The long-term incentive plan was established pursuant to the stockholder-approved Compensation Plan and the RadioShack Corporation Long-Term Incentive Plan (the “LTIP”), which was established pursuant to the Compensation Plan.  Summaries describing the elements of the long-term incentive performance measures for these two performance cycles are set forth in Exhibit 10.2 and Exhibit 10.3 and are incorporated by reference.

RadioShack intends to provide additional information regarding the compensation awarded to its executive officers in the proxy statement for RadioShack’s 2008 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2008.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2008, the Board of Directors of RadioShack adopted Amended and Restated Bylaws. The purpose of the amendment, which does not require stockholder approval, was to add a provision providing that stockholders owning 25% or more of RadioShack’s common stock may call a special meeting of the stockholders of RadioShack. The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. A copy of the Amended and Restated Bylaws has been included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

 3.1     Amended and Restated Bylaws of RadioShack Corporation

10.1    Description of 2008 Annual Incentive Bonus Performance Measures

10.2    Description of Long-Term Incentive Performance Measures for the 2008 through 2009 Performance Cycle

10.3    Description of Long-Term Incentive Performance Measures for the 2008 through 2010 Performance Cycle

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 26th day of February, 2008.

RadioShack Corporation
(Registrant)

/s/	James F. Gooch
James F. Gooch
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of RadioShack Corporation
10.1	Description of 2008 Annual Incentive Bonus Performance Measures
10.2	Description of Long-Term Incentive Performance Measure for the 2008 through 2009 Performance Cycle
10.3	Description of Long-Term Incentive Performance Measure for the 2008 through 2010 Performance Cycle

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